February 15, 1999


Dear Fellow Social Responsibility Shareholder,

The December quarter was outstanding--up 25.9%--by far our best quarter since inception. It was our second best quarter relative to the S&P 500 Index. As Wall Street became less concerned that the U.S. would follow other parts of the world into recession, the S&P 500 market benchmark rose 21.4%, more than recovering from the 10% decline of the previous quarter. Our Portfolio performance beat Lipper's Growth and Income Funds average by 7.7% percent in the quarter, ranking 20th of 743 funds, according to Morningstar. For the calendar year we also had a very strong 37.8% return, making significant headway toward our goal of surpassing the S&P 500 on a cumulative basis. For the full year we ranked 20th of 700 growth and income funds, according to Morningstar. In addition, as of the year end, our Portfolio has received the top, five-star rating by Morningstar.

Performance Summary

The following table presents SEC standardized performance for the December quarter, one year, and life-to-date. The graph below presents our cumulative quarterly performance versus the same benchmarks.

                                             Dec. Qtr.     1 Year    Life-to-Date
                                              10/1/98      1/1/98      7/1/94 to
                                            To 12/31/98  to 12/31/98  12/31/97**
                                            -----------  -----------  ----------
      Social Responsibility Portfolio          25.9%        37.8%        25.3%
      S&P 500 Index (large stocks)*            21.4%        28.7%        27.9%
      Lipper Growth and Income Funds*          18.2%        17.0%        21.1%

    * The S&P 500 is an unmanaged index of large stocks, with dividends reinvested. The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
   ** Life-to-date returns are annualized; quarterly returns are not annualized.

SOCIAL RESPONSIBILITY GRAPH INFORMATION:

Title: Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to
       12/31/98

Shows the growth of $10,000 in the Bridgeway Social Responsibility Portfolio, the Lipper Growth and Income Funds, and the S&P 500 Index.
As of 12/31/98 the $10,000 had grown to $26,998 in the Bridgeway Social Responsibility Portfolio, $29,528 in the S&P 500 Index and $23,208 in the Lipper Growth and Income Funds.

Explanation of Financial Performance

Translation: In addition to the overall stock market appreciation, our excellent quarterly performance is due to the outstanding recovery of our retail stocks, the performance of one newly added software stock, and the takeover of a healthcare firm. As described in our last quarterly shareholder report, we added four new small companies around the end of the September quarter, in order to take advantage of the many small stocks which had been decimated in the August downturn. This addition increased our exposure to small stocks from 7% to 16.5% of net assets, near the high side of our targeted range of 5% to 20%. This proved premature for small stocks as a group, since small stocks (as represented by the Russell 2000 Index) returned 16% relative to the large stocks' 21%. However, one of the four small stocks skyrocketed, catching the Internet stock explosion and tripling in price from the beginning to the end of the quarter. This company, Unify Corporation, develops and deploys business applications for enterprise networks and the Internet. While the company represented slightly more than 2% of net assets upon purchase, it added 4.5% to our quarterly return.

Four of the other top five performing stocks were from the retail sector. The Gap, Inc., led the way by adding 2.8% to our quarterly performance. This apparel retailer rose 60%. The other three retailers were Home Depot, Safeway, and Dayton Hudson.

The third positive factor was the takeover of Sofamore Danek by Medtronic. Sofamore Danek is a spinal implant manufacturer, which was our second largest holding at the beginning of the quarter. The stock rose 26% on the news, adding 1.5% to our quarterly performance.

Top Ten Holdings

The following are our top ten holdings as of December 31:

                                                    % of Net
        Rank   Description                           Assets    Industry
        ----   -----------                           ------    --------
          1    The Gap                                5.5%     Retail Stores
          2    Unify Corp.                            5.3%     Data Processing Software
          3    Home Depot                             5.2%     Retail Stores
          4    Microsoft Corp                         4.7%     Data Processing Software
          5    International Business Machines        4.4%     Data Processing Hardware
          6    Safeway Stores                         4.4%     Retail Stores
          7    Schering Plough Corporation            4.2%     Drugs-Generic and OTC
          8    Intel                                  4.0%     Electronics/Electric
          9    Pfizer, Inc.                           3.9%     Drugs-Generic and OTC
         10    Fannie Mae                             3.5%     Finance
                                                     ----
               Total                                 45.1%

Our largest Portfolio industry concentration continues to be retail stores (22%) followed by health related companies (14%) and software companies (13%). The enclosed semi-annual financial statement contains a complete listing of Portfolio securities by industry.

New Stocks

During the quarter we added two large technology companies to our holdings. These were International Business Machines and Intel. Both of these companies rank in the top fifth of our social rankings, with IBM placing in the twelfth percentile.

IBM excels in the areas of workplace issues, family benefits, community involvement and the environment. In fact, in 1998, the Council on Economic Priorities honored IBM as one of the Top Performers in the area of corporate environmental reporting and product stewardship. I remember thinking five years ago that IBM might be left in the dust among computer makers. Now I'm staring at an IBM monitor and carrying an IBM Thinkpad laptop. I have to believe that IBM's strengths in environmental awareness and in our other social screen areas helped its financial comeback this decade.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1998; security positions can and do change thereafter.

Myth and Fact

Translation: Recent market performance demonstrates the risk of trying to "time the market." At Bridgeway, we subscribe to the philosophy that time in the market is better than timing the market. (I don't know who first said this; if you know, please write me a card.)

By now you are undoubtedly familiar with Bridgeway's "buy and hold" philosophy of owning stocks for the long term and with our disdain of trying to time the market. The following quote (I'll call it "the myth") nearly turned my stomach when I read it in an advertisement for one of the most popular financial Internet sites:

        With the market's recent schizophrenia -- swooning one month, soaring the next -- it's become more crucial for investors to be able to stay on top of events and use the fluctuations to their advantage.

Presumably by using this service you could bail out before the market fell, and invest again at the bottom.

Fact: While there were more than seven times the number of purchases as sales of Portfolio shares in 1998, almost half of the sales came in the two months following the low point of the year, October 8. Those who bailed out missed some of the best performing weeks at the end of the year. Academic and industry research indicate that this is not an isolated phenomenon. A significant majority of people who time the market end up with inferior returns. In a taxable account, the additional taxes really eat into returns. This isn't an isolated phenomenon. Wilshire Associates studied the gap between portfolio returns and shareholder returns from January 1984 through August 1994 and found that investors' returns were 1.1% less than the average 11.0% return of their funds. I believe a significant part of this underperformance is due to investors' fear and reaction to short-term news stories.

The Year 2000 Computer Problem

Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year two thousand problem. Many companies are spending tremendous amounts to correct software which reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies. After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

The other side of the equation is the companies we own. Should we anticipate a major market correction? For reasons similar to our disdain of timing the market, we will not try to time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions which we review at our weekly staff meeting. We take them very seriously. As a result of shareholder feedback, we have slowed our voluntary transfer of direct accounts to E*TRADE until their service and response time returns to better levels. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY
John Montgomery

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998

    Industry  Company                                Shares           Value
    --------  -------                                ------           -----
Common Stock - 87.2%
    Air Transport - 0.9%
             AMR Corp. *                                 300       $   17,813

    Aluminum & Products - 1.1%
             Invision Technologies, Inc.               3,400           21,038

    Banking - 2.3%
             Bank Boston Corp.                            90            3,504
             MBNA Corp.                                1,687           42,070
                                                                   ----------
                                                                       45,574

    Chemicals - 0.1%
             Solutia Inc.                                100            2,238

    Data Processing - Hardware - 4.4%
             International Business
               Machines Corp.                            470           86,833

    Data Processing - Software & Services - 11.1%
             International Management &
               Research Corp. *                        3,800           22,325
             Microsoft Corp *                            660           91,534
             Unify Corp. *                            12,000          103,500
                                                                   ----------
                                                                      217,359

    Drugs-Generic and OTC - 12.2%
             Eli Lilly and Company                       590           52,436
             Merck & Company, Inc.                       195           28,811
             Pfizer, Inc.                                610           76,517
             Schering-Plough Corp.                     1,476           81,549
                                                                   ----------
                                                                      239,313

    Electronics/Electric - 7.4%
             Intel, Corp.                                670           79,437
             Xerox Corp. *                               550           64,900
                                                                   ----------
                                                                      144,337

    Finance - 8.5%
             American Express Company                    590           60,328
             Fannie Mae                                  940           69,560
             Student Loan SLM
               Holding Corp.                             770           36,960
                                                                   ----------
                                                                      166,848

    Food - 2.4%
             Ben & Jerry's Homemade, Inc.              2,150           48,106

    Leather & Shoes - 3.4%
             Timberland Co. *                          1,450           66,066

    Leisure-Amusement - 1.9%
             Time Warner Inc. *                          600           37,238

    Medical equipment/Supplies - 4.9%
             Arterial Vascular Engineering               500           26,250
             Johnson & Johnson, Inc.                     640           53,680
             WRP Corp *                                3,000           17,063
                                                                   ----------
                                                                       96,993

    Retail Stores - 19.1%
             Whole Foods Market, Inc. *                  400           19,350
             Dayton Hudson Corp.                       1,100           59,675
             Gap, Inc.                                 1,913          107,578
             Home Depot, Inc.                          1,670          102,183
             Safeway, Inc. *                           1,424       $   86,775
                                                                   ----------
                                                                      375,561

  Services - 2.4%
           The AES Corp. *                             1,000           47,375

  Telecommunications - 3.4%
           Airtouch Communications *                     930           67,541

  Transportation - 1.7%
           Railamerica Inc *                           3,900           33,150
                                                                   ----------


  Total Common Stock
           (Identified Cost $1,150,599)                            $1,713,383

Warrants - 0.0%
  Services - 0.0%
           AES Corp Warrants *                             6              390
                                                                   ----------

  Total Warrants (Identified Cost $266)                            $      390

Options - 0.1%
  S&P 100 Index - 0.1%
           January, 1999 Calls @ 615 *                     2            1,038
                                                                   ----------


  Total Options (Identified Cost $1,752)                           $    1,038

Short-term Investments - 10.6%
  Money Market Funds - 10.6%
           Expedition Money Market Fund               35,386           35,386
           Federated Money Market Prime
             Obligations Fund                         33,304           33,304
           Federated Money Market
             Trust Fund                               33,304           33,304
           Federated Prime Obligations
             Fund                                     35,386           35,386
           SEI Daily Income Trust Money
             Market Fund                              35,386           35,386
           SEI Daily Income Trust Prime
             Obligations Fund                         35,386           35,386
                                                                   ----------
                                                                      208,152

  Total Short-term Investments
           (Identified Cost $208,152)                              $  208,152
                                                                   ----------
Total Investments - 97.9%
           (Cost $1,360,769)                                       $1,922,963

Other Assets and Liabilities, net - 2.1%                               40,872
                                                                   ----------

Total Net Assets - 100.0%                                          $1,963,835
                                                                   ==========

 * Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.
** The aggregate identified cost on a tax basis is $1,360,769. Gross unrealized appreciation and depreciation were $597,942 and $35,748, respectively, or net unrealized appreciation of $562,194.



See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998

ASSETS:
      Investments at value (cost - $1,360,769)                                             $1,922,963
      Cash                                                                                   $107,879
      Receivable for interest                                                                     291
      Receivable from adviser                                                                     102
      Prepaid expenses                                                                         10,082
      Deferred organization costs                                                               2,374
                                                                                           ----------
            Total assets                                                                    2,043,691
                                                                                           ----------

LIABILITIES:
      Payable for shares redeemed                                                                  83
      Payable for investments purchased                                                        78,246
      Payable for management fee                                                                  350
      Accrued expenses                                                                          1,177
                                                                                           ----------
            Total liabilities                                                                  79,856
                                                                                           ----------
      NET ASSETS ( 69,692 SHARES OUTSTANDING)                                              $1,963,835
                                                                                           ==========
      Net asset value, offering and redemption price per share ($1,963,835 / 82,641)           $23.76
                                                                                           ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $1,380,304
      Undistributed net realized gain                                                          21,337
      Net unrealized appreciation of investments                                              562,194
                                                                                           ----------
      NET ASSETS                                                                           $1,963,835
                                                                                           ==========

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF OPERATIONS (Unaudited)
                   For the six months ended December 31, 1998

INVESTMENT INCOME:
      Dividends                                                                              $  3,107
      Interest                                                                                  3,936
                                                                                             --------
            Total income                                                                        7,043

EXPENSES:
      Management fees                                                                           1,554
      Accounting fees                                                                           9,156
      Audit fees                                                                                2,622
      Custody                                                                                   1,377
      Amortization of organization costs                                                        2,324
      Insurance                                                                                    88
      Legal                                                                                       260
      Registration fees                                                                         1,540
      Directors' fees                                                                             617
                                                                                             --------
            Total expenses                                                                     19,538
      Less fees waived                                                                         (7,901)
                                                                                             --------
            Net expenses                                                                       11,637
                                                                                             --------

NET INVESTMENT LOSS                                                                            (4,594)
                                                                                             --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                         25,268
      Net realized loss on options                                                               (109)
      Net change in unrealized appreciation                                                   198,451
                                                                                             --------
      Net realized and unrealized gain                                                        223,610
                                                                                             --------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                             $219,016
                                                                                             ========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                   Six months ended     Year ended
INCREASE (DECREASE) IN NET ASSETS:                 December 31, 1998   June 30, 1998
                                                   -----------------   -------------
OPERATIONS:
      Net investment income(loss)                      $    (4,594)    $       215
      Net realized gain on investments                      25,268          43,383
      Net realized loss on options                            (109)              0
      Net change in unrealized appreciation                198,451         246,810
                                                       -----------     -----------
          Net increase resulting from operations           219,016         290,408
                                                       -----------     -----------
      Distributions to shareholders:
          From net investment income                             0            (547)
          From realized gains on investments               (12,170)        (30,868)
                                                       -----------     -----------
            Total distributions to shareholders            (12,170)        (31,415)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                         476,906         671,280
      Reinvestment of dividends                             11,534          28,882
      Cost of shares redeemed                             (204,674)       (123,861)
                                                       -----------     -----------
          Net increase from Fund share transactions        283,766         576,301
                                                       -----------     -----------
          Net increase in net assets                       490,612         835,294
NET ASSETS:
      Beginning of period                                1,473,223         637,929
                                                       -----------     -----------
      End of period                                    $ 1,963,835     $ 1,473,223
                                                       ===========     ===========

Number of Fund shares:
      Sold                                                  22,498          34,827
      Issued on dividends reinvested                           592           1,681
      Redeemed                                             (10,141)         (6,179)
                                                       -----------     -----------
          Net increase                                      12,949          30,329
      Outstanding at beginning of period                    69,692          39,363
                                                       -----------     -----------
      Outstanding at end of period                          82,641          69,692
                                                       ===========     ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)

                                                   Six months ended    Year ended     Year ended       Year ended      8/5/94* to
                                                   December 31, 1998  June 30, 1998  June 30, 1997   June 30, 1996    June 30, 1995
                                                   -----------------  -------------  -------------   -------------    -------------
PER SHARE DATA
     Net asset value, beginning of period                  $21.14          $16.21          $14.68          $11.61           $9.85
                                                       ----------      ----------        --------        --------         -------
     Income (loss) from investment operations:
         Net investment income (loss)                       (0.06)           0.00            0.03           (0.02)           0.07
         Net realized and unrealized gain                    2.85            5.57            2.31            3.11            1.70
                                                       ----------      ----------        --------        --------         -------
              Total from investment operations               2.79            5.57            2.34            3.09            1.77
                                                       ----------      ----------        --------        --------         -------
     Less distributions to shareholders:
         Net investment income (loss)                        0.00           (0.01)           0.00           (0.02)          (0.01)
         Net realized gains                                 (0.17)          (0.63)          (0.81)           0.00            0.00
                                                       ----------      ----------        --------        --------         -------
              Total distributions                           (0.17)          (0.64)          (0.81)          (0.02)          (0.01)
                                                       ----------      ----------        --------        --------         -------
     Net asset value, end of period                        $23.76          $21.14          $16.21          $14.68          $11.61
                                                       ==========      ==========        ========        ========         =======

TOTAL RETURN [1]                                             13.4%           35.3%           16.9%           26.6%           18.9%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                         $1,963,835      $1,473,223        $637,929        $360,960         $64,421
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements           1.50%           1.50%           1.50%           1.48%           1.46%
         Expenses before waivers and reimbursements          2.51%           3.81%           5.81%          16.80%          72.83%
         Net investment income (loss) after waivers
             and reimbursements(0.59%)                       0.02%           0.24%          (0.17%)          0.90%

     Portfolio turnover rate [2]                             65.1%           37.8%           35.5%           83.8%           71.7%

[1]  Not annualized for periods less than a year.
[2]  Annualized for periods less than a year.
 *   August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued


2.       Significant Accounting Policies, Continued

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

         Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3.       Use of Derivative Instruments:

         The Social Responsibility Portfolio may use options and futures on stock indexes in seeking to achieve the investment objective of roughly matching market risk over longer time periods. (See the Prospectus sections "Risk Factors" and "Investment Objectives and Policies" for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Social Responsibility Portfolio follows:

                                              Call Options            Put Options
                                           ------------------     -------------------
                                           Number      Cost       Number       Cost
                                           ------    --------     ------      -------
         Outstanding June 30, 1998              0    $     --          0      $    --
         Purchased                             15      22,003          7        8,603
         Expired                                0          --         (7)      (8,603)
         Exercised                              0          --          0
         Closed                               -13     (20,251)         0           --
                                           ------    --------      -----      -------
         Outstanding December 31, 1998          2    $  1,752          0      $    --
                                           ======    ========      =====      =======

         Market value December 31, 1998              $  1,038                 $    --
                                                     ========                 =======

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued

4.       Management Contract:

         The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

         The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.


5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has been voluntarily reimbursing the Social Responsibility Portfolio for any operating expenses above 1.5% and expects to continue this voluntary level of reimbursement for the foreseeable future. To achieve this expense level the Adviser has waived the management fees and $6,347 of the accounting fees for the six months ended December 31, 1998.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $814,295 and $431,017, respectively for the six months ended December 31, 1998.